Delaware VIP® Trust

Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP Limited-Term Diversified Income Series
Delaware VIP REIT Series
Delaware VIP Small Cap Value Series
Delaware VIP Smid Cap Growth Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series
(each, a “Series,” and together, the “Series”)

Supplement to the Series’ Statement of Additional Information
dated April 29, 2011

The following replaces information included in the Series’ Statement of Additional Information in connection with changes to the sub-transfer agency services provided to the Series.  These changes will be effective as of July 18, 2011.

Changes to information about the Series’ transfer agent services

The following replaces, in its entirety, the information in the section entitled “Investment Manager and Other Service Providers – Transfer Agent”:

Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Series’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement.  The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie.  The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by the Series for providing these services, consisting of an asset-based fee and certain out-of-pocket expenses.  The Transfer Agent will bill, and the Series will pay, such compensation monthly.  The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Series has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Series.  For purposes of pricing, each Series will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Series.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Series or payment of redemptions.  The proceeds of this investment program are used to offset the Series’ transfer agency expenses.

Please keep this Supplement for future reference.

This Supplement is dated July 22, 2011.